Exhibit 10.1

Second Amendment To Amended and Restated Credit Agreement

By And Among

Escalade, Incorporated

And

Indian Industries, Inc.

And

The Other Loan Parties Hereto

And

The Lenders Party Hereto

And

JPMorgan Chase Bank, N.A.,
As Administrative Agent

Dated As Of March 24, 2020

Second Amendment To Amended and Restated

Credit Agreement

This Second Amendment To Amended and Restated Credit Agreement (this “Second Amendment”) is made as of the 24th day of March, 2020, by and among Escalade, Incorporated, Indian Industries, Inc., the Other Loan Parties hereto, the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). The parties hereto agree as follows:

WITNESSETH:

Whereas, as of January 21, 2019, the parties hereto entered into a certain Amended and Restated Credit Agreement (as amended, the “Agreement”); and

Whereas, the parties desire to amend the Agreement to increase the permitted amount of share repurchases, subject to and as provided in this Second Amendment;

Now, Therefore, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

Article VI

Negative Covenants

SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness. Section 6.08(a) of the Agreement is hereby amended by substituting the following new Section 6.08(a) in lieu of the existing Section 6.08(a):

(a) No Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment, or enter into any transaction that has a substantially similar effect or incur any obligation (contingent or otherwise) to do so, except (i) the Borrowers may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, (ii) so long as there exists no Event of Default, the Borrowers may, to the extent required by law, repurchase fractional shares of Borrowers’ Equity Interests up to an aggregate repurchase total for all fractional shares repurchased of $500,000, (iii) the Borrowers may issue its common stock pursuant to the Borrowers’ equity incentive plan existing on the Effective Date, (iv) so long as there exists no Event of Default, during the period beginning on the Effective Date and continuing to and including the Maturity Date, the Borrowers may purchase shares of Borrowers’ Equity Interests up to an aggregate purchase total for all shares repurchased of $15,000,000; and (v) the Borrowers may declare and pay dividends so long as there exists no Event of Default.

Second Amendment to Amended and Restated Credit Agreement	Page 1

Part II. Continuing Effect

Except as expressly modified herein:

(a)       All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this Second Amendment; provided, however, in the event of any irreconcilable inconsistency, this Second Amendment shall control;

(b)       The representations and warranties contained in the Agreement shall survive this Second Amendment in their original form as continuing representations and warranties of Borrowers; and

(c)       Capitalized terms used in this Second Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement.

In consideration hereof, each Borrower represents, warrants, covenants and agrees that:

(aa) Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;

(bb) There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

(cc) Except as expressly waived in this Second Amendment, there does not exist any Default or Event of Default; and

(dd) After giving effect to this Second Amendment and any transactions contemplated hereby, no Default or Event of Default is or will be occasioned hereby or thereby.

Part III. Independent Credit Decision

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Second Amendment.

Second Amendment to Amended and Restated Credit Agreement	Page 2

Part IV. Conditions Precedent

Notwithstanding anything contained in this Second Amendment to the contrary, this Second Amendment shall not become effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a)       The Administrative Agent shall have received counterparts of this Second Amendment, duly executed by the Administrative Agent, Borrowers, the Loan Guarantors and the Lenders;

(b)       The Administrative Agent shall have received a duly executed certificate of the Secretary of each Borrower (A) certifying as to the authorizing resolutions of such Borrower, and (B) certifying as complete and correct as to attached copies of its Articles of Incorporation and By-Laws or certifying that such Articles of Incorporation or By-Laws have not been amended (except as shown) since the previous delivery thereof to the Administrative Agent;

(c)       The Administrative Agent shall have received such documentation and other information requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act; and

(d)       All legal matters incident to this Second Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

Part V. Expenses

The Borrowers agree to pay or reimburse the Administrative Agent for all reasonable expenses of the Administrative Agent (including, without limitation, reasonable attorneys’ fees) incurred in connection with this Second Amendment.

Part VI. Counterparts

This Second Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Second Amendment by telefacsimile or other electronic method of transmission shall have the same force and delivery of an original executed counterpart of this Second Amendment. Any party delivering an executed counterpart of this Second Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Second Amendment, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Second Amendment.

In Witness Whereof, the parties hereto have caused this Second Amendment to be executed by their respective officers duly authorized as of the date first above written.

[This Space Intentionally Left Blank]

Second Amendment to Amended and Restated Credit Agreement	Page 3

Signature Page Of

Escalade, Incorporated

To Second Amendment to Amended and Restated Credit Agreement

Escalade, Incorporated

By:	/s/ STEPHEN R. WAWRIN
Name: Stephen R. Wawrin
Title: Chief Financial Officer

Signature Page Of

Indian Industries, Inc.

To Second Amendment to Amended and Restated Credit Agreement

Indian Industries, Inc.

By:	/s/ STEPHEN R. WAWRIN
Name: Stephen R. Wawrin
Title: Chief Financial Officer

CONSENT AND REAFFIRMATION

Each of the undersigned Loan Guarantors hereby consents to the foregoing Second Amendment, and further agrees that the execution and delivery of such Second Amendment shall in no way affect, impair, discharge, relieve or release the obligations of the undersigned under its Loan Guaranty, which obligations are hereby ratified, confirmed and reaffirmed in all respects and shall continue in full force and effect, until all obligations of the Borrowers to the Lenders, the Issuing Bank and the Administrative Agent are fully, finally and irrevocably paid and performed. Each Loan Guarantor further acknowledges that the failure to consent to any subsequent amendment shall not affect the liability of such Loan Guarantor under its Loan Guaranty. Capitalized terms used herein and not defined have the meanings ascribed thereto in the Agreement.

BEAR ARCHERY, INC.

By:	/s/ STEPHEN R. WAWRIN
Name: Stephen R. Wawrin
Title: Chief Financial Officer

EIM COMPANY, INC.

By:	/s/ STEPHEN R. WAWRIN
Name: Stephen R. Wawrin
Title: Chief Financial Officer

ESCALADE INSURANCE, INC.

By:	/s/ STEPHEN R. WAWRIN
Name: Stephen R. Wawrin
Title: Chief Financial Officer

ESCALADE SPORTS PLAYGROUND, INC.

By:	/s/ STEPHEN R. WAWRIN
Name: Stephen R. Wawrin
Title: Chief Financial Officer

HARVARD SPORTS, INC.

By:	/s/ STEPHEN R. WAWRIN
Name: Stephen R. Wawrin
Title: Chief Financial Officer

SOP SERVICES, INC.

By:	/s/ STEPHEN R. WAWRIN
Name: Stephen R. Wawrin
Title: Chief Financial Officer

U.S. WEIGHT, INC.

By:	/s/ STEPHEN R. WAWRIN
Name: Stephen R. Wawrin
Title: Chief Financial Officer

WEDCOR HOLDINGS, INC.

By:	/s/ STEPHEN R. WAWRIN
Name: Stephen R. Wawrin
Title: Chief Financial Officer

GOALSETTER SYSTEMS, INC.

By:	/s/ STEPHEN R. WAWRIN
Name: Stephen R. Wawrin
Title: Chief Financial Officer

LIFELINE PRODUCTS, LLC

By:	/s/ STEPHEN R. WAWRIN
Name: Stephen R. Wawrin
Title: Chief Financial Officer

VICTORY MADE, LLC
By:	/s/ STEPHEN R. WAWRIN
Name: Stephen R. Wawrin
Title: Chief Financial Officer

VICTORY TAILGATE, LLC

By:	/s/ STEPHEN R. WAWRIN
Name: Stephen R. Wawrin
Title: Chief Financial Officer

Signature Page Of

JPMorgan Chase Bank, N.A.

To Second Amendment to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and Issuing Bank

By	/s/ THOMAS W. HARRISON
Name: Thomas W. Harrison
Title: Executive Director